UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF GEORGIA				Exhibit 99.1
NEWNAN DIVISION

	}	CASE NUMBER
	}	02-10835
}
The NewPower Company, et. al.	}	JUDGE	W. Homer Drake, Jr.
}
DEBTORS	}	CHAPTER 11

DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

FROM 2/29/2008 to 3/31/2008

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor's Address		Attorney's Address
and Phone Number		and Phone Number

P.O. Box 17296		191 Peachtree St.
Stamford, Ct 06907		Atlanta, GA 30303
Tel: (203) 329-8412		Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835	Post Petition
	Totals
For Period from February 29, 2008 to March 31, 2008

Opening Cash Balance -2/29/08	$ 1,325

Inflows:
Customer Collections
Collateral Returned
-Sureties
-Security Deposits
Sale Proceeds/Interest Income/Other	1
Total Inflows	1
		Distribution of Outflows
Outflows:		NewPower	The NewPower
Post Petition:		Holdings, Inc.	Company

Professionals - Bankruptcy	35	35
Consulting Fees
Lockbox Fees
Supplies & Misc	2	2
Rent	1	1
Insurance
Utilities (Heat, Hydro, Phone, etc.)	0	0
Payroll (inlcuding tax payments & fees)	7	7
T&E Reimbursements
State Tax Payments	1	1
Distribution to Equity
Total Outflows	47	47

Net Cash Flows	(46)

Closing Cash Balance	$ 1,279

Amount of Cash Balance in Reserve for
Classes 8 -12

Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from February 29, 2008 to March 31, 2008
Amounts in $000's

Accounts Receivable at Petition Date:	$75,200

Beginning of Month Balance* - Gross	$13,476	(per 2/29/08 G/L)
PLUS: Current Month New Billings	-
LESS: Collections During the Month	-

End of Month Balance - Gross	$13,476	(per 3/31/08 G/L)
Allowance for Doubtful Accounts	(13,476)

End of Month Balance - Net of Allowance	$-

Note:	The accounts receivable aging below relates only to deliveries to
	customers subsequent to the June 11, 2002 petition date.

	AR Aging for Post Petition Receivables

	Current	>30 days	> 60 days	Total

	$-	$-	$111	$111

Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from February 29, 2008 to March 31, 2008
Amounts in $000's

See attached System Generated A/P reports as of 2/29/2008(Attachments 2A and 2B).

Beginning of Period Balance	$ 56	(per 2/29/08 G/L)
PLUS: New Indebtedness Incurred	6
LESS: Amounts Paid on A/P& taxes	(2)

End of Month Balance	$ 60	(per 3/31/08 G/L)

EXHIBIT 2A
The New Power Company
Vendor Balance Detail
As of March 31, 2008

	Type	Date	Amount	Balance
AT&T				0.00
	Bill	03/13/2008	140.12	140.12
	Bill	03/13/2008	10.60	150.72
	Bill Pmt -Check	03/13/2008	-150.72	0.00
Total AT&T			0.00	0.00

Commissioner of Revenue Services, Ct				0.00
	Bill	03/13/2008	1,000.00	1,000.00
	Bill Pmt -Check	03/13/2008	-1,000.00	0.00
Total Commissioner of Revenue Services, Ct			0.00	0.00

Iron Mountain Off-Site Data Protection				0.00
	Bill	03/13/2008	494.34	494.34
	Bill Pmt -Check	03/13/2008	-494.34	0.00
Total Iron Mountain Off-Site Data Protection			0.00	0.00

Kaster Moving Co. Inc.				0.00
	Bill	03/13/2008	165.00	165.00
	Bill Pmt -Check	03/13/2008	-165.00	0.00
Total Kaster Moving Co. Inc.			0.00	0.00

TOTAL			0.00	0.00

New Bills				1,810.06
Payments				-1,810.06

EXHIBIT 2B

The New Power Company
Unpaid Balance Detail
As of March 31, 2008

Name	Balance

Franchise Tax Liability	55,465.82
Payroll Tax Liablility	4,706.00
60,171.82

Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from February 29, 2008 to March 31, 2008
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date	$15,587

Inventory at Beginning of Period	$-	(per 2/29/08 G/L)
PLUS: Inventrory Purchased	-
LESS: Inventory Used or Sold	-

End of Month Balance	$-	(per 3/31/08 G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$-
Less: Depreciation Expense	-
Less: Dispositions	-
Add: Purchases	-

Fixed Assets at End of Period	$-

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2008-3/31/2008

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Concentration Account
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$ 227,492.90
Total Deposits	$ 396.56
Total Payments	$ 46,920.75
Closing Balance	$ 180,968.71
Service Charges

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2008-3/31/2008

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Money Market

Beginning Balance	$ 1,115,231.90
Total Deposits	$ 370.42	Interest Income
Total Payments	$ -	Payroll Taxes
Closing Balance	$ 1,115,602.32
Service Charges	$ -

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2008-3/31/2008

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$0.00
Total Deposits	$46,920.75
Total Payments	$46,920.75
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period		201192
Last Check issued this Period		201191
Voided Checks		7	201178 - 84
Total # of checks issued this Period		-7

Exhibit 5

The New Power Company
Check Detail
March 2008

Num	Date	Name	Paid Amount

201192	03/14/2008	M. Patricia Foster	3,388.82
201193	03/13/2008	Commissioner of Revenue Services, Ct	1,000.00
201194	03/13/2008	AT&T	150.72
201195	03/13/2008	Iron Mountain Off-Site Data Protection	494.34
201196	03/13/2008	Kaster Moving Co. Inc.	165.00
201197	03/31/2008	M. Patricia Foster	3,388.81

Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from February 29, 2008 to March 31, 2008
Amounts in $000's

Taxes Paid During the Month

Employment Taxes	-
Connecticut State Tax	1.0

Taxes Owed and Due

Payroll Tax Liability	4.7

Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages
For Period from February 29, 2008 to March 31, 2008
Amounts in $000's

Summary of Officer Compensation

See supplemental attachment.

Personnel Report
	Full Time	Part Time
# of Employees at beginning of period		1
# hired during the period	-	-
# terminated/resigned during period	-	-
# employees on payroll - end of period	0	1

# of employees on temporary consulting assignments		0

Confirmation of Insurance

See supplemental attachment.*

* Omitted

Attachment 7B
(Supplemental)
Payments made to insiders 3/01/08 - 3/31/08
Payments are in gross amts

	Title	Amount	Date	Type

M. Patricia Foster	President & CEO	$ 5,208.33	3/15/2008 Salary for pay period 3/01 -3/15
		$ 5,208.33	3/30/2008 Salary for pay period 3/16 -3/31

$ 10,416.67

Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from February 29, 2008 to March 31, 2008

none